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				UNITED STATES
		      SECURITIES AND EXCHANGE COMMISSION
			   Washington, D. C.   20549

				    FORM 8-K

				CURRENT REPORT
		      Pursuant to Section 13 or 15(d) of
		     The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) September 30, 2004
						      ------------------


			   OHIO CASUALTY CORPORATION
	   (Exact name of registrant as specified in its charter)

	     OHIO                     0-5544                   31-0783294
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)           Identification No.)

		     9450 Seward Road, Fairfield, Ohio  45014
	       (Address of principal executive offices) (Zip Code)

				(513) 603-2400
	      (Registrant's telephone number, including area code)

				Not Applicable
	 (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02 (b). Departure of Directors or Principal Officers; Election of
-------------  Directors; Appointment of Principal Officers.

On September 30, 2004, Ohio Casualty Corporation ("the Corporation") issued a press release announcing the departure of Jeffery L. Haniewich, executive vice president and chief operating officer of the Commercial Lines Division of The Ohio Casualty Insurance Company. The press release is attached hereto as Exhibit 99 and hereby incorporated by reference.


ITEM 9.01. Financial Statements and Exhibits
---------

(c)     Exhibits

	Exhibit No.     Description
	----------      -----------
	    99          Press release dated September 30, 2004, announcing
			the departure of Jeffery L. Haniewich, executive vice
			president and chief operating officer of the
                        Commercial Lines Division of The Ohio Casualty
                        Insurance Company, and posted on its website at
                        http://www.ocas.com.
			-------------------



				   SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





					  OHIO CASUALTY CORPORATION
					  -------------------------
						  (Registrant)







September 30, 2004                        /s/Debra K. Crane
					  ----------------------------------
					  Debra K. Crane, Senior Vice
					    President, General Counsel and
					    Secretary




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			       Exhibit Index
			       -------------


			 Current Report on Form 8-K
			  Dated September 30, 2004


Exhibit No.     Description
----------      -----------

    99 Press release dated September 30, 2004, announcing the departure of Jeffery L. Haniewich, executive vice president and chief operating officer of the Commercial Lines Division of The Ohio Casualty Insurance Company and posted on its website at http://www.ocas.com.
                     		  -------------------







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